Supplement Dated October 1, 2014
To The Statement of Additional Information
Dated April 28, 2014

Curian Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective September 26, 2014, unless otherwise noted below.

Please delete all references to Michael Bell.

On page 69, in the section "Trustees and Officers of the Trust," under sub-section "Board Of Trustees Leadership Structure," please delete the first paragraph in its entirety and replace it with the following paragraph:

The Board is responsible for oversight of the Trust, including risk oversight and oversight of Trust management.  The Board consists of five Trustees who are not 'interested persons' (the "Independent Trustees").  The Independent Trustees have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without management.

On page 71, in the section "Trustees and Officers of the Trust," under sub-section "Trustee and Officer Compensation," please delete the first sentence of the first paragraph in its entirety.

This supplement is dated October 1, 2014.